UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2009

RBS GLOBAL, INC.	REXNORD LLC
(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)

Delaware	Delaware
(State of Incorporation)	(State of Incorporation)

333-102428-08	033-25967-01
(Commission File Numbers)

01-0752045	04-3722228
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

4701 Greenfield Avenue Milwaukee, Wisconsin	53214
(Address of principal executive offices)	(Zip Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 25, 2009, RBS Global, Inc. and Rexnord LLC (together with RBS Global, Inc., the “Companies”) and their parent, Rexnord Holdings, Inc. (“Rexnord Holdings, Inc.”), announced that they are commencing private exchange offers (the “Exchange Offers”) to exchange (a) the Companies’ new 9.50% Senior Notes due 2014 (the “New Senior Notes”) for any and all of the Companies’ 8.875% Senior Notes due 2016 and (b) the New Senior Notes for any and all of Rexnord Holdings’ PIK Toggle Senior Notes due 2013.

The Companies are furnishing the foregoing information under Item 7.01 of this Current Report on Form 8-K. This information, which has not previously been reported, is derived from an Offering Memorandum that is being disseminated in connection with the Exchange Offers described above.

The Companies are furnishing the information in this Current Report on Form 8-K and in Exhibit 99.1 to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Companies’ filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the press release of the Companies and Rexnord Holdings, Inc., dated March 25, 2009, announcing the Exchange Offers.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

99.1	Disclosure regarding RBS Global, Inc. and Rexnord LLC in connection with the commencement of exchange offers by RBS Global, Inc., Rexnord LLC and Rexnord Holdings, Inc. on March 25, 2009.
99.2	Text of press release, dated March 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 25th  day of March, 2009.

REXNORD LLC

By:	/s/ Patricia Whaley
Patricia Whaley Vice President and General Counsel

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 25th  day of March, 2009.

RBS GLOBAL, INC.

By:	/s/ Patricia Whaley
Patricia Whaley Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Disclosure regarding RBS Global, Inc. and Rexnord LLC in connection with the commencement of exchange offers by RBS Global, Inc., Rexnord LLC and Rexnord Holdings, Inc. on March 25, 2009.
99.2	Text of Press Release, dated March 25, 2009